UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2020 (November 3, 2019)

Vince Holding Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36212	75-3264870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 5th Avenue – 20th Floor New York, New York 10110		10110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 944-2600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VNCE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 3, 2019, Vince, LLC, an indirectly wholly owned subsidiary of Vince Holding Corp. (the “Company”), completed its acquisition (the “Acquisition”) of 100% of the equity interests of Rebecca Taylor, Inc. and Parker Holding, LLC (collectively, the “Acquired Businesses”) from Contemporary Lifestyle Group, LLC.

This Amendment No. 1 on Form 8-K/A is being filed to amend Item 9.01(a) and (b) of the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission (“SEC”) on November 5, 2019 regarding the completion of the Acquisition to include the historical financial statements of the Acquired Businesses required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K. Except as set forth herein, no modifications have been made to information contained in the Form 8-K filed with the SEC on November 5, 2019.

Item 9.01. Financial Statements and Exhibits

(a)Financial Statements of Business Acquired.

The audited consolidated financial statements of Contemporary Lifestyle Group, LLC and Subsidiaries as of and for the fiscal year ended February 2, 2019, together with the notes related thereto and the Independent Auditor’s Report thereon and the unaudited condensed consolidated financial statements of Contemporary Lifestyle Group, LLC and Subsidiaries as of November 2, 2019 and for the nine month periods ended November 2, 2019 and November 3, 2018, are filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K/A and incorporated by reference herein. These financial statements represent the entirety of the financial results of the Acquired Businesses as the operating assets of Contemporary Lifestyle Group, LLC and Subsidiaries consisted solely of the Acquired Businesses. The consent of Crowe LLP, the independent auditor for Contemporary Lifestyle Group, LLC and Subsidiaries, is attached as Exhibit 23.1 to this Form 8-K/A.

(b)Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements as of November 2, 2019 and for the fiscal years ended February 2, 2019 and February 3, 2018 as well as for the nine month periods ended November 2, 2019 and November 3, 2018, after giving effect to the Acquisition and adjustments described in such pro forma financial information, are attached hereto as Exhibit 99.3 to this Form 8-K/A and incorporated by reference herein.

(d)Exhibits.

Exhibit Number	Description
23.1	Consent of Crowe LLP.
99.1	Audited consolidated financial statements of Contemporary Lifestyle Group, LLC and Subsidiaries as of and for the fiscal year ended February 2, 2019.
99.2	Unaudited condensed consolidated financial statements of Contemporary Lifestyle Group, LLC and Subsidiaries as of November 2, 2019 and for the nine months ended November 2, 2019 and November 3, 2018.
99.3

Unaudited pro forma condensed combined financial statements of the Company, as of November 2, 2019 and for the fiscal years ended February 2, 2019 and February 3, 2018 as well as for the nine months ended November 2, 2019 and November 3, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VINCE HOLDING CORP.

Date: January 13, 2020	By:	/s/ David Stefko
David Stefko
Executive Vice President, Chief Financial Officer